NEWS RELEASE

The Progressive Corporation	Company Contact:
6300 Wilson Mills Road	Matt Downing
Mayfield Village, Ohio 44143	(440) 395-4222
http://www.progressive.com

PROGRESSIVE REPORTS SEPTEMBER RESULTS

MAYFIELD VILLAGE, OHIO -- October 9, 2013 -- The Progressive Corporation (NYSE:PGR) today reported the following results for September and the third quarter 2013:

	September			Third Quarter
(millions, except per share amounts and ratios; unaudited)	2013	2012	Change	2013	2012	Change

Net premiums written	$1,354.3	$1,308.3	4%	$4,454.6	$4,241.8	5%
Net premiums earned	$1,327.7	$1,253.8	6%	$4,303.0	$4,054.8	6%
Net income	$61.8	$76.5	(19)%	$232.4	$277.0	(16)%
Per share	$.10	$.13	(19)%	$.39	$.46	(16)%
Total pretax net realized gains (losses) on securities
(including net impairment losses)	$.2	$13.1	(98)%	$27.9	$171.9	(84)%
Combined ratio	94.9	94.0	.9 pts.	94.2	95.9	(1.7) pts.
Average diluted equivalent shares	603.0	605.0	0%	603.5	606.5	0%

(thousands; unaudited)	September	September
	2013	2012	Change
Policies in Force:
Agency – auto	4,842.4	4,846.5	0%
Direct – auto	4,172.3	4,018.9	4%
Total personal auto	9,014.7	8,865.4	2%
Total special lines	4,040.7	3,994.2	1%
Total Personal Lines	13,055.4	12,859.6	2%
Total Commercial Lines	524.7	526.5	0%

Progressive offers insurance to personal and commercial auto drivers throughout the United States. Our Personal Lines business writes insurance for personal autos and recreational vehicles. Our Commercial Lines business writes primary liability, physical damage, and other auto-related insurance for autos and trucks owned by small businesses.

See the “Comprehensive Income Statements” and “Supplemental Information” for further month and year-to-date information and the “Monthly Commentary” at the end of this release for additional discussion.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
COMPREHENSIVE INCOME STATEMENT
September 2013
(millions)
(unaudited)

	Current Month	Comments on Monthly Results[1]

Net premiums written	$1,354.3

Revenues:
Net premiums earned	$1,327.7
Investment income	38.3
Net realized gains (losses) on securities:
Other-than-temporary impairment (OTTI) losses:
Total OTTI losses	(1.9)
Non-credit losses, net of credit losses recognized
on previously recorded non-credit OTTI losses	0
Net impairment losses recognized in earnings	(1.9)
Net realized gains (losses) on securities	2.1	Includes a $0.8 million gain reclassed from other comprehensive income related to the portion of the 6.70% Debentures repurchased.
Total net realized gains (losses) on securities	.2
Fees and other revenues	27.4
Service revenues	3.4
Gains (losses) on extinguishment of debt	(4.3)	Represents the loss on the repurchase of $54.1 million of our 6.70% Debentures due 2067.
Total revenues	1,392.7

Expenses:
Losses and loss adjustment expenses	980.7
Policy acquisition costs	112.1
Other underwriting expenses	193.9
Investment expenses	1.5
Service expenses	3.5
Interest expense	10.1
Total expenses	1,301.8

Income before income taxes	90.9
Provision for income taxes	29.1
Net income	61.8

Other comprehensive income, net of tax:
Net unrealized gains (losses) on securities:
Net non-credit related OTTI losses, adjusted for
valuation changes	0
Other net unrealized gains (losses) on securities	83.5
Total net unrealized gains (losses) on securities	83.5
Net unrealized gains on forecasted transactions	(.7)	Reclassed a $0.8 million unrealized gain to realized gains concurrently with the 6.70% Debenture repurchase.
Foreign currency translation adjustment	.3
Other comprehensive income	83.1
Total comprehensive income	$144.9

1See the Monthly Commentary at the end of this release for additional discussion. For a description of our reporting and accounting policies, see Note 1 to our 2012 audited consolidated financial statements included in our 2012 Shareholders’ Report, which can be found at www.progressive.com/annualreport.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
COMPREHENSIVE INCOME STATEMENTS
September 2013
(millions)
(unaudited)

	Year-to-Date
	2013	2012	% Change

Net premiums written	$13,291.1	$12,533.4	6

Revenues:
Net premiums earned	$12,759.3	$11,912.4	7
Investment income	310.1	336.2	(8)
Net realized gains (losses) on securities:
Other-than-temporary impairment (OTTI) losses:
Total OTTI losses	(3.6)	(6.0)	(40)
Non-credit losses, net of credit losses recognized
on previously recorded non-credit OTTI losses[1]	(.1)	(.7)	(86)
Net impairment losses recognized in earnings	(3.7)	(6.7)	(45)
Net realized gains (losses) on securities	245.1	251.4	(3)
Total net realized gains (losses) on securities	241.4	244.7	(1)
Fees and other revenues	215.3	213.5	1
Service revenues	30.3	28.3	7
Gains (losses) on extinguishment of debt	(4.3)	(1.8)	139
Total revenues	13,552.1	12,733.3	6

Expenses:
Losses and loss adjustment expenses	9,266.7	8,874.3	4
Policy acquisition costs	1,086.0	1,081.4	0
Other underwriting expenses	1,769.0	1,681.2	5
Investment expenses	14.5	11.3	28
Service expenses	30.1	27.7	9
Interest expense	91.4	93.2	(2)
Total expenses	12,257.7	11,769.1	4

Income before income taxes	1,294.4	964.2	34
Provision for income taxes	428.8	311.0	38
Net income	865.6	653.2	33

Other comprehensive income (loss), net of tax:
Net unrealized gains (losses) on securities:
Net non-credit related OTTI losses, adjusted for
valuation changes	.3	4.8	(94)
Other net unrealized gains (losses) on securities	2.4	209.0	(99)
Total net unrealized gains (losses) on securities	2.7	213.8	(99)
Net unrealized gains on forecasted transactions	(1.6)	(1.5)	7
Foreign currency translation adjustment	(1.2)	.3	NM
Other comprehensive income (loss)	(.1)	212.6	NM
Total comprehensive income	$865.5	$865.8	0

NM = Not Meaningful

1A negative amount for the period reflects credit losses reclassified from other comprehensive income, which exceeded the amount of non-credit OTTI losses recognized in other comprehensive income during the period.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
COMPUTATION OF NET INCOME AND COMPREHENSIVE INCOME PER SHARE
&
INVESTMENT RESULTS
September 2013
(millions – except per share amounts)
(unaudited)

The following table sets forth the computation of net income per share and comprehensive income per share:

	Current	Year-to-Date
	Month	2013	2012

Net income	$61.8	$865.6	$653.2
Per share:
Basic	$.10	$1.44	$1.08
Diluted	$.10	$1.43	$1.07

Comprehensive income	$144.9	$865.5	$865.8
Per share:
Diluted	$.24	$1.43	$1.42

Average shares outstanding - Basic	598.3	599.7	604.3
Net effect of dilutive stock-based compensation	4.7	4.2	4.2
Total equivalent shares - Diluted	603.0	603.9	608.5

The following table sets forth the investment results for the period:
	Current	Year-to-Date
	Month	2013	2012
Fully taxable equivalent (FTE) total return:
Fixed-income securities	.6%	1.0%	4.7%
Common stocks	3.7%	21.0%	16.2%
Total portfolio	1.0%	3.5%	6.0%

Pretax annualized investment income book yield	2.8%	2.6%	3.0%

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION
September 2013
($ in millions)
(unaudited)

Current Month
				Commercial
	Personal Lines Business			Lines	Other	Companywide
	Agency	Direct	Total	Business	Businesses[1]	Total
Net Premiums Written	$673.8	$548.0	$1,221.8	$132.5	$0	$1,354.3
% Growth in NPW	3%	5%	4%	1%	NM	4%
Net Premiums Earned	$667.0	$522.8	$1,189.8	$137.9	$0	$1,327.7
% Growth in NPE	5%	7%	6%	5%	NM	6%

GAAP Ratios
Loss/LAE ratio	74.9	72.8	74.0	69.1	NM	73.9
Expense ratio	20.4	21.4	20.8	22.3	NM	21.0
Combined ratio	95.3	94.2	94.8	91.4	NM	94.9

Actuarial Adjustments[2]
Reserve Decrease/(Increase)
Prior accident years						$3.1
Current accident year						4.4
Calendar year actuarial adjustment	$.9	$11.3	$12.2	$0	$(4.7)	$7.5

Prior Accident Years Development
Favorable/(Unfavorable)
Actuarial adjustment						$3.1
All other development						4.2
Total development						$7.3

Calendar year loss/LAE ratio						73.9
Accident year loss/LAE ratio						74.4

Statutory Ratios
Loss/LAE ratio						73.9
Expense ratio						20.5
Combined ratio						94.4

1 The other businesses generated an underwriting loss of $5.4 million for the month, primarily reflecting reserve increases in our run-off businesses based on actuarial review. Combined ratios and % growth are not meaningful (NM) due to the low level of premiums earned by, and the variability of loss costs in, such businesses.

2 Represents adjustments solely based on our corporate actuarial reviews.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION
September 2013
($ in millions)
(unaudited)

Year-to-Date
				Commercial
	Personal Lines Business			Lines	Other	Companywide
	Agency	Direct	Total	Business	Businesses[1]	Total
Net Premiums Written	$6,653.2	$5,257.1	$11,910.3	$1,380.8	$0	$13,291.1
% Growth in NPW	6%	7%	6%	3%	NM	6%
Net Premiums Earned	$6,421.4	$5,020.4	$11,441.8	$1,317.3	$.2	$12,759.3
% Growth in NPE	6%	8%	7%	8%	NM	7%

GAAP Ratios
Loss/LAE ratio	73.0	71.9	72.5	72.6	NM	72.6
Expense ratio	20.3	20.9	20.6	21.8	NM	20.7
Combined ratio	93.3	92.8	93.1	94.4	NM	93.3

Actuarial Adjustments[2]
Reserve Decrease/(Increase)
Prior accident years						$28.1
Current accident year						14.1
Calendar year actuarial adjustment	$17.8	$27.8	$45.6	$1.3	$(4.7)	$42.2

Prior Accident Years Development
Favorable/(Unfavorable)
Actuarial adjustment						$28.1
All other development						(107.0)
Total development						$(78.9)

Calendar year loss/LAE ratio						72.6
Accident year loss/LAE ratio						72.0

Statutory Ratios
Loss/LAE ratio						72.7
Expense ratio						20.3
Combined ratio						93.0

Statutory Surplus[3]						$6,332.8

NM = Not Meaningful

1 Year to date, the other businesses generated an underwriting loss of $9.7 million.

2 Represents adjustments solely based on our corporate actuarial reviews.

3 During September, the insurance subsidiaries declared and paid $300 million in dividends to the parent company.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
BALANCE SHEET AND OTHER INFORMATION
(millions - except per share amounts)
(unaudited)

September
2013
CONDENSED GAAP BALANCE SHEET:
Investments – Available-for-sale, at fair value:
Fixed maturities[1] (amortized cost: $13,644.9)	$13,797.7
Equity securities:
Nonredeemable preferred stocks[1](cost: $442.1)	726.0
Common equities (cost: $1,422.3)	2,326.1
Short-term investments (amortized cost: $1,146.1)	1,146.1
Total investments[2,3]	17,995.9
Net premiums receivable	3,500.8
Deferred acquisition costs	474.7
Other assets[4]	2,537.5
Total assets	$24,508.9

Unearned premiums	$5,477.9
Loss and loss adjustment expense reserves[4]	8,310.3
Other liabilities[2]	1,917.5
Debt[5]	2,010.6
Shareholders' equity	6,792.6
Total liabilities and shareholders' equity	$24,508.9

Common shares outstanding	600.0
Shares repurchased - September	0.0
Average cost per share	$0.00
Book value per share	$11.32
Trailing 12-month return on average shareholders' equity
Net income	17.5%
Comprehensive income	16.9%
Net unrealized pretax gains (losses) on investments	$1,331.4
Increase (decrease) from August 2013	$128.5
Increase (decrease) from December 2012	$4.1
Debt-to-total capital ratio[5]	22.8%
Fixed-income portfolio duration	2.0 years
Weighted average credit quality	AA-
Year-to-date Gainshare factor	1.15

1 As of September 30, 2013, we held certain hybrid securities and recognized a change in fair value of $9.1 million as a realized gain during the period we held these securities.

2 At September 30, 2013, we had $63.7 million of net unsettled security transactions, including collateral on open derivative positions.

3 Includes $1.3 billion, net of unsettled security transactions, of investments in a consolidated, non-insurance subsidiary of the holding company.

4 Loss and loss adjustment expense reserves are stated gross of reinsurance recoverables on unpaid losses of $995.5 million, which are included in "other assets."

5 During September 2013, we repurchased $54.1 million par value of our 6.70% Fixed-to-Floating Rate Junior Subordinated Debentures due 2067. At September 30, 2013, debt included $150 million of 7.0% Notes, which were retired on October 1, 2013 at maturity; our debt-to-total capital ratio was 21.5% following the retirement.

Monthly Commentary

•
For the third quarter 2013, total catastrophe losses were $35 million, or 0.8 loss ratio points, compared to $52 million, or 1.3 points, last year. Year to date through September 2013, total catastrophe losses were $165 million, or 1.3 points, compared to $176 million, or 1.5 points, last year.

Events
We plan to release October results on Wednesday, November 13, 2013, before the market opens.

We are currently scheduled to hold a one-hour conference call to address questions on Thursday, November 14, 2013 at 9:00 a.m., eastern time, subsequent to the posting of our Shareholders’ Report online and the filing of our Quarterly Report on Form 10-Q with the SEC. Registration for the teleconference and webcast will soon be available at
http://investors.progressive.com/phoenix.zhtml?c=81824&p=irol-calendar.

About Progressive
The Progressive Group of Insurance Companies makes it easy to understand, buy and use auto insurance. Progressive offers choices so consumers can reach it whenever, wherever, and however it’s most convenient—online at http://www.progressive.com, by phone at 1-800-PROGRESSIVE, on a mobile device or in-person with a local agent.

Progressive offers insurance for personal and commercial autos and trucks, motorcycles, boats and recreational vehicles, as well as home insurance from select carriers. It’s the fourth largest auto insurer in the country, the largest seller of motorcycle insurance, and a leader in commercial auto insurance. Progressive also offers car insurance online in Australia at http://www.progressiveonline.com.au.

Founded in 1937, Progressive continues its long history of offering shopping tools and services that save customers time and money, like Name Your Price®, Snapshot®, and Service Centers.

The Common Shares of The Progressive Corporation, the Mayfield Village, Ohio-based holding company, trade publicly at NYSE:PGR.

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995: Statements in this release that are not historical fact are forward-looking statements that are subject to certain risks and uncertainties that could cause actual events and results to differ materially from those discussed herein. These risks and uncertainties include, without limitation, uncertainties related to estimates, assumptions, and projections generally; inflation and changes in economic conditions (including changes in interest rates and financial markets); the possible failure of one or more governmental entities to make scheduled debt payments or satisfy other obligations; the potential or actual downgrading by one or more rating agencies of our securities or  governmental, corporate, or other securities we hold; the financial condition of, and other issues relating to the strength of and liquidity available to, issuers of securities held in our investment portfolios and other companies with which we have ongoing business relationships, including counterparties to certain financial transactions; the accuracy and adequacy of our pricing and loss reserving methodologies; the competitiveness of our pricing and the effectiveness of our initiatives to retain more customers; initiatives by competitors and the effectiveness of our response; our ability to obtain regulatory approval for requested rate changes and the timing thereof; the effectiveness of our brand strategy and advertising campaigns relative to those of competitors; legislative and regulatory developments, including, but not limited to, health care reform and tax law changes; the outcome of disputes relating to intellectual property rights; the outcome of litigation or governmental investigations that may be pending or filed against us; weather conditions (including the severity and frequency of storms, hurricanes, snowfalls, hail, and winter conditions); changes in driving patterns and loss trends; acts of war and terrorist activities; our ability to maintain the uninterrupted operation of our facilities, systems (including information technology systems), and business functions, and safeguard personal and sensitive information in our possession; our continued access to and functionality of third party systems that are critical to our business; court decisions and trends in litigation and health care and auto repair costs; and other matters described from time to time in our releases and publications, and in our periodic reports and other documents filed with the United States Securities and Exchange Commission. In addition, investors should be aware that generally accepted accounting principles prescribe when a company may reserve for particular risks, including litigation exposures. Accordingly, results for a given reporting period could be significantly affected if and when a reserve is established for one or more contingencies. Also, our regular reserve reviews may result in adjustments of varying magnitude as additional information regarding claims activity becomes known. Reported results, therefore, may be volatile in certain accounting periods.